UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                   000-31149                     95-4040623
(State or other jurisdiction of      (Commission                  (IRS Employer
incorporation or organization)      File Number)             Identification No.)

  6053 West Century Boulevard, 11th Floor
      Los Angeles, California                                        90045-6445
-------------------------------                                      ----------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report

Item 9.  Regulation FD Disclosure

On July 24, 2003, Fredrick R. Hipp resigned as President and Chief Executive Officer and a member of the board of directors of California Pizza Kitchen, Inc. (the "Company"). Larry S. Flax and Richard L. Rosenfield, the Company's Co-Chairman of the Board, have been appointed as Co-Chief Executive Officers, and H.G. Carrington, Jr., the Company's former Executive Vice President and Chief Financial Officer, has been appointed interim President. A copy of the Company's press release related to the management transition is attached hereto as Exhibit 99.1.

Item 9.  Regulation FD Disclosure (Information Below is being Furnished Under
         Item 12)

On July 24, 2003, the Company issued a press release describing selected financial results of the Company for the quarter ended June 29, 2003 and disclosing an adjustment to the Company's development schedule. Pursuant to SEC Release No. 33-8216, a copy of the Company's earnings release is attached hereto as Exhibit 99.2 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.


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



SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 24, 2003                 California Pizza Kitchen, Inc.
                              a California corporation

                              By:      /s/ Richard L. Rosenfield
                                       --------------------------
                                       Co-Chief Executive Officer

                              By:      /s/ Larry S. Flax
                                       --------------------------
                                       Co-Chief Executive Officer



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



EXHIBIT INDEX

Exhibit                       Description
-------      ------------------------------------------------------------

  99.1       July 24, 2003 Press Release by California Pizza Kitchen, Inc.

  99.2       July 24, 2003 Earnings Release by California Pizza Kitchen, Inc.


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